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                                                                   EXHIBIT 10.32

                             STOCK PLEDGE AGREEMENT

          This STOCK PLEDGE AGREEMENT (this "AGREEMENT") is dated as of November __, 1999 and entered into by and between ARTHUR M. COPPOLA, AN INDIVIDUAL("PLEDGOR"), and THE MACERICH COMPANY, a Maryland corporation ("SECURED PARTY").

                                   WITNESSETH

          WHEREAS, pursuant to the terms of a promissory note dated of even date herewith executed by Pledgor in favor of Secured Party (said promissory note, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "NOTE," the terms defined therein and not otherwise defined herein being used herein as therein defined), Secured Party has agreed to loan (the "LOAN") up to one million dollars ($1,000,000) to Pledgor;

          WHEREAS, the proceeds of the Loan will be used to pay for the purchase by Pledgor of shares of common stock of the Secured Party; and

          WHEREAS, as a condition to the making of such Loans by Secured Party the repayment of which is evidenced by the Note, Pledgor has agreed to grant the security interests and undertake the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Secured Party to make the Loan the repayment of which is evidenced by the Note and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

          SECTION 1. CERTAIN DEFINITIONS. The following terms used in this Agreement shall have the following meanings:

          "AGREEMENT" means this Pledge Agreement dated as of November __, 1999 by and between Pledgor and Secured Party.

          "BOARD" means the Board of Directors of Secured Party, or the Compensation Committee thereof.

          "CONTRACTUAL OBLIGATION," as applied to any Person, means any provision of any security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person

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is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

          "EVENT OF DEFAULT" has the meaning assigned to such term in the Note.

          "FAIR MARKET VALUE," with respect to shares of the Company's common stock or any other securities, means the average closing sale price as reported on the New York Stock Exchange (or such other national exchange or market system on which the Company's common stock or such other securities may then be listed or quoted) for the ten (10) trading days immediately preceding the date of valuation or such other method as may be required by applicable Legal Limits, or, if the Company's common stock or such other securities are not listed or quoted on a national exchange or market system, then a value determined in good faith by the Board. "Fair Market Value," with respect to any other property shall be determined in good faith by the Board of Directors.

          "LEGAL LIMITS" means any legal restrictions applicable to the release of the Pledged Collateral and the extension or maintenance of credit or its repayment, including without limitation those included in Regulation G of the Federal Reserve Board.

          "LIEN" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

          "LOAN" has the meaning assigned to such term in the recitals to this Agreement.

          "MANDATORY REPAYMENT OBLIGATIONS" means the obligations of Pledgor to repay the Note pursuant to Section 2 of the Note.

          "NOTE" has the meaning assigned to such term in the recitals to this Agreement.

          "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          "PLEDGED COLLATERAL" has the meaning assigned to such term in
Section 2.

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          "PLEDGED SHARES" means all shares of common stock of the Company purchased by Pledgor using the proceeds of the Loan, and any other securities into which such shares are converted or reclassified (by stock split, merger, extraordinary distribution or otherwise) or for which such shares are exchanged by operation of law or consent of Secured Party.

          "PLEDGOR" means Arthur M. Coppola, Jr.

          "PROCEEDS" has the meaning assigned to such term in Section 2(c).

          "SEC" means the Securities and Exchange Commission.

          "SECURED OBLIGATIONS" has the meaning assigned to such term in
Section 3.

          "SECURED PARTY" means The Macerich Company, a Maryland corporation, and its successors and assigns by operation of law or otherwise.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "UNDERLYING DEBT" has the meaning assigned to such term in Section 3.

          SECTION 2. PLEDGE OF SECURITY. Subject to Section 8(a), Pledgor hereby pledges and assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of Pledgor's right, title and interest in and to the following and all interests therein (the "PLEDGED COLLATERAL"):

          (a) the Pledged Shares and the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, warrants, rights, securities, instruments and other property or proceeds distrib uted in respect of or in exchange for any or all of the Pledged Shares; and

          (b) all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Secured Party from time to time with respect to any of the Pledged Collateral.

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          SECTION 3. SECURITY FOR OBLIGATIONS. This Agreement secures, and the
Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Note and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

          SECTION 4. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Secured Party shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Collateral. In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 5. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants that, as of the date that the Loan is made and at all times that the Loan remains outstanding:

          (a) GOOD TITLE. Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Shares and such shares are and will remain free and clear of all adverse claims, pledges, liens, security interests and other encumbrances, restrictions and rights whatsoever, except the lien and security interest created by this Pledge Agreement.

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          (b)  BINDING OBLIGATION. Each of the Note and this Agreement has been duly executed and delivered by Pledgor and is the legally valid and binding obligation of Pledgor, enforceable against him in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

          (c) PERFECTION. The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Secured Obligations.

          (d) OTHER INFORMATION. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Pledgor with respect to the Pledged Collateral is and will be accurate and complete in all respects.

          (e) NO CONSENTS. No consent, approval or authorization of or designation or filing with any authority or third party on the part of Pledgor is required in connection with the execution, delivery or performance of the Note, this Agreement or the pledge and security interest granted pursuant to this Agreement.

          SECTION 6. TRANSFERS AND OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL; RELEASE OF COLLATERAL.

          (a) Pledgor shall not, without the prior written consent of Secured Party (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

          (b) Pledgor shall pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; PROVIDED that Pledgor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment entered or filed against Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

          (c) Secured Party currently anticipates that it will consent to a sale, assignment, transfer or other disposition (each, a "TRANSFER") of all or any portion of the Pledged Collateral so long as: (i) Pledgor repays the Note to the extent required by Section 2(b) thereof; (ii) no Event of Default is is continuing under the Note and Pledgor is not in default of his obligations hereunder; and (iii) the sale, assignment, transfer

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or disposition, including the effect thereof on Secured Party, complies with
Section 1.8 of The Macerich Company Amended and Restated 1994 Incentive Plan and any applicable Legal Limits (as determined by the Board in its sole discretion). In the event of any such Transfer of Pledged Collateral to which Secured Party has given its consent, Secured Party shall release its security interest and lien with respect to the Pledged Collateral so transferred in accordance with
Section 6(d) below. Such release shall take place promptly upon receipt of the proceeds of any required prepayment under the Note or, to the extent permitted by applicable law, in advance of Secured Party's receipt of the proceeds if Secured Party has received assurances satisfactory to Secured Party that such release would be in conformity with any applicable Legal Limits and that all such proceeds will be delivered to Secured Party. With respect to any disposition of the Pledged Collateral under this Section 6(c), Pledgor shall pay all costs and expenses, including broker's commissions, of such disposition.

          (d) Upon any repayment of the principal of the Loan, whether a voluntary or mandatory repayment, Secured Party shall, subject to any applicable Legal Limits, release that percentage of the Pledged Collateral obtained by dividing (i) the amount of such repayment, by (ii) the unpaid principal balance of the Loan (prior to the repayment); PROVIDED, HOWEVER, that Pledged Collateral shall be released only to the extent that the Fair Market Value of Pledged Collateral remaining after such release is at least equal to the remaining unpaid principal amount of the Loan.

          (e) Notwithstanding anything in this Section 6 to the contrary, Pledgor may not sell, transfer, assign or otherwise dispose of any part of the Pledged Collateral at any time that such sale, transfer, assignment or disposition: (i) would violate any applicable Legal Limits or other applicable law, including without limitation restrictions on insider trading; (ii) would impair the Payee's ability to have any then-pending or completed transaction be accounted for as a pooling of interests; or (iii) is prohibited by Secured Party's policies relating to insider trading of its stock.

          SECTION 7. FURTHER ASSURANCES; PLEDGE AMENDMENTS.

          Pledgor agrees that from time to time Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other

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instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (ii) deliver any certificates representing any security issued in connection with any share dividend, share distribution, or any other rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Collateral together with stock transfer powers duly endorsed in blank; and (iii) at Secured Party's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Secured Party's security interest in all or any part of the Pledged Collateral.

          SECTION 8. VOTING RIGHTS; DIVIDENDS; ETC.

          (a) So long as no Event of Default shall have occurred and be continuing:

               (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agree ment or the Note.

               (ii) Subject to the Mandatory Repayment Obligations, Pledgor may retain, and may utilize free and clear of the lien of this Agreement, all dividends, distributions and other payments paid (or payable) in cash with respect to the Pledged Collateral.

               (iii) All dividends, distributions and other payments paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral shall be, and shall forthwith be delivered to, Secured Party to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with all necessary endorsements); PROVIDED THAT Pledgor may retain, to the extent divisible, the portion of such non-cash dividends, distributions and other payments that the Board reasonably determines must be used by Pledgor for the sole purpose of paying taxes applicable to such dividends, distributions or other payments.

               (iv) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor

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          to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b)  Upon the occurrence and during the continuation of an Event of
Default:

               (i) Upon written notice from Secured Party to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights.

               (ii) Without limiting the Mandatory Repayment Obligations, all rights of Pledgor to receive the dividends, distributions and other payments which it would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments.

               (iii) All dividends, distributions and other payments which are received by Pledgor contrary to the provisions of paragraph (ii) of this Section 8(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements).

          (c) In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 8(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 8(a)(ii) or Section 8(b)(ii), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Secured Party an irrevocable proxy to vote (to the extent permitted by law) the Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity

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of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations or the curing (as determined by Secured Party) of such Event of Default.

          SECTION 9. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor;

          (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

          (c) to receive, endorse and collect any instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and

          (d) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Pledged Collateral.

          SECTION 10. SECURED PARTY MAY PERFORM. If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under Section 13(b).

          SECTION 11. STANDARD OF CARE. The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls,

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conversions, exchanges, maturities, tenders or other matters relating to any
Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

          SECTION 12. REMEDIES.

          (a) If any Event of Default shall have occurred and be continuing, all of the Secured Obligations shall immediately become due and payable and Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (whether or not the Uniform Commercial Code applies to the affected Pledged Collateral). Secured Party shall have full recourse to Pledgor (directly and as to a deficiency in respect of the Pledged Collateral) and the Pledged Collateral in respect of the Secured Obligations arising under the Note. In exercising its remedies against the Pledged Collateral, Secured Party may, upon ten (10) days' written notice to Pledgor, but without any other demand or notice whatsoever, transfer ownership of the Pledged Collateral to Secured Party in discharge of the Secured Obligations to the extent of the Fair Market Value of the Pledged Collateral so transferred, to the extent required to pay all of the Secured Obligations, such transfer to be free and clear of any right or equity of redemption, which right or equity is hereby expressly waived and released.

          (b) In the event that Pledged Collateral is transferred to Secured Party in discharge of any or all of the Secured Obligations as set forth in the last sentence of the foregoing paragraph, such transfer shall be applied first to all costs and expenses of such transfer and second to the Secured Obligations arising in respect of the Note (first to interest and then to principal). All proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied first to all costs and expenses of such sale, collection or other realization and second to the Secured Obligations arising in respect of the Note (first to interest and then to principal).

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In the event that the amount received from the sale of, collection from, or other realization upon the Pledged Collateral, or in the case of a transfer of the Pledged Collateral to Secured Party, the Fair Market Value of the Pledged Collateral, exceeds the aggregate amount of the Secured Obligations (plus the costs and expenses described above) Secured Party shall pay such excess to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct. All rights and remedies hereunder are in addition to whatever other rights the parties hereto may otherwise have against one another, and no exercise of any such rights or remedies shall be deemed to preclude the exercise of any other rights or remedies.

          (c) Pledgor recognizes that Secured Party may be unable to effect a public sale or disposition of any or all the Pledged Collateral by reason of certain prohibitions contained in the Securities Act, the rules promulgated by the SEC thereunder, and applicable state securities laws but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition and, notwithstanding such circumstances, agrees that any such private sale or disposition shall be deemed to have been made in a commercially reasonable manner. Secured Party shall be under no obligation to delay a sale or disposition of any of the Pledged Collateral to permit the registration of such securities (or trust certificates representing such securities) for public sale under the Act, or under applicable state securities laws, even if the Company would agree to do so.

          (d) Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales or dispositions of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at Pledgor's expense. Pledgor further agrees that a breach of any of the covenants contained in this Section 12 will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this section shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants

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except for a defense that no Event of Default has occurred hereunder.

          (e) If Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the SEC thereunder, as the same are from time to time in effect.

          SECTION 13. INDEMNITY. Pledgor agrees to indemnify Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          SECTION 14. CONTINUING SECURITY INTEREST; TRANSFER OF NOTE. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors and assigns by operation of law or otherwise. Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

          SECTION 15. AMENDMENTS; ETC. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

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          SECTION 16. NOTICES. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile (with answer-back confirmation) or telex, or three business days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

          SECTION 17. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.
No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 18. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 19. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 20. GOVERNING LAW; TERMS. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with the laws of the State of California except: (i) for such matters as are subject to the jurisdiction of the General Corporation Law of the State of Maryland; and (ii) to the extent that the Uniform Commercial Code in effect in any jurisdiction provides that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular pledged collateral are governed by the laws of a jurisdiction other than the State of California. Unless otherwise defined herein or in the Note, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of California are used herein as therein defined.

          SECTION 21. COUNTERPARTS. This Agreement and any amendment hereto may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered as of the date first written above.


                                             ----------------------------------
                                                    Arthur M. Coppola

                                             Notice Address:

                                             Arthur M. Coppola
                                             c/o The Macerich Company
                                             401 Wilshire Blvd., Suite 700
                                             Santa Monica, CA 90401

                                             THE MACERICH COMPANY


                                             ----------------------------------
                                                    Richard A. Bayer
                                                    Executive Vice President &
                                                    General Counsel



                                             Notice Address:


                                             The Macerich Company
                                             401 Wilshire Boulevard, Suite 700
                                             Santa Monica, California 90401
                                             Attn: General Counsel


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